UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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MOXIAN, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MOXIAN, INC.

BLOCK A, 9/F, UNION PLAZA, 5022 BINJIANG AVENUE

FUTIAN DISTRICT SHENZHEN CITY, GUANGDONG PROVINCE, CHINA

PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2017

August 31, 2018

To our shareholders:

It is my pleasure to invite you to our Annual Meeting of Shareholders for the fiscal year ended September 30, 2017 at 11:00 AM local time on September 28, 2018 (11:00 PM ET on September 27, 2018), at Building 22, No. 1517 Lizheng Road, Pudong District, Shanghai, China 201304.

The matters to be acted upon at the meeting are described in the Notice of Annual Meeting of Shareholders and Proxy Statement.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY BY THE INTERNET OR BY MAIL. IF YOU ARE A REGISTERED SHAREHOLDER AND ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER AND WANT TO VOTE YOUR SHARES IN PERSON AT THE MEETING, PLEASE CONTACT YOUR BANK OR BROKER TO OBTAIN A LEGAL PROXY. THANK YOU FOR YOUR SUPPORT.

By order of the Board of Directors,
/s/ Yin Yi Jun
Yin Yi Jun
CEO

NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2017

MOXIAN, INC.

TIME:	11:00 AM local time on September 28, 2018 (11:00 PM ET on September 27, 2018)
PLACE:	Building 22, No. 1517 Lizheng Road, Pudong District, Shanghai, China 201304

ITEMS OF BUSINESS:

(1) The election of six members of the Board of Directors, each to serve a term expiring at the Annual Meeting of Shareholders in 2019 or until their successors are duly elected and qualified;

(2) The ratification of the appointment of Friedman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018;

(3) The consideration and approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers; and

(4) The transaction of any other business properly coming before the meeting.

WHO MAY VOTE:	You may vote if you were a shareholder of record on August 29, 2018.

ANNUAL REPORT:	A copy of our 2017 Annual Report on Form 10-K is enclosed.

DATE OF MAILING:	This notice and the proxy statement are first being mailed to shareholders on or about August 31, 2018.

By order of the Board of Directors,

/s/ Yin Yi Jun
Yin Yi Jun
CEO

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2017

What am I voting on?

You will be voting on the following:

(1) The election of six members of the Board of Directors, each to serve a term expiring at the Annual Meeting of Shareholders in 2019 or until their successors are duly elected and qualified;

(2) The ratification of the appointment of Friedman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018;

(3) The consideration and approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers; and

(4) The transaction of any other business properly coming before the meeting.

Who is entitled to vote?

You may vote if you owned shares of the Company’s common stock as of the close of business on August 29, 2018. Each share of common stock is entitled to one vote. As of August 29, 2018, we had 67,357,222 shares of common stock outstanding.

How do I vote before the meeting?

If you are a registered shareholder, meaning that you hold your shares in certificate form, you have two voting options:

(1)	By Internet, which we encourage if you have Internet access, at the address shown on your proxy card; or

(2)	By mail, by completing, signing and returning the enclosed proxy card.

If you hold your shares through an account with a bank or broker, your ability to vote by the Internet depends on their voting procedures. Please follow the directions that your bank or broker provides.

May I vote at the meeting?

If you are a shareholder of record, you may vote in person at the meeting. You may also appoint an individual as your proxyholder to vote your shares. The proxyholder should bring the properly executed proxy card and a valid ID to the meeting. If you hold your shares through an account with a bank or broker, please follow the directions provided to you by your bank or broker. If you wish to vote in person at the meeting, please contact your bank or broker to learn the procedures necessary to allow you to vote your shares in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. You may vote by proxy through the Internet or by mail.

How do I appoint a proxyholder?

Your proxyholder is the person you appoint to cast your votes on your behalf. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in the proxy card. Just write in the name of the person you would like to appoint in the blank space provided in the proxy card. Please ensure that the person you have appointed will be attending the meeting and is aware that he or she will be voting your shares. Proxyholders should speak to the Inspector of Elections upon arriving at the meeting. Please note that the option to appoint your own proxyholder is not available if you vote by Internet or by mail.

If you sign the proxy card without naming your own proxyholder, or, if you vote by Internet or by mail, you appoint Yin Yi Jun and Tan Wan Hong as your proxyholders, either of whom will be authorized to vote and otherwise act for you at the meeting, including any continuation after adjournment of the meeting.

How will my Common Shares be voted if I give my proxy?

On the proxy card, you can indicate how you want your proxyholder to vote your shares, or you can let your proxyholder decide for you by signing and returning the proxy card without indicating a voting preference in one or more proposals. If you have specified on the proxy card how you want to vote on a particular proposal (by marking, as applicable), then your proxyholder must vote your shares accordingly.

If you have not specified how to vote on a particular proposal, then your proxyholder can vote your shares as he or she sees fit. If you specify how to vote on a particular proposal, then your proxyholder will vote your shares as specified. With respect to the election of directors, proxyholders have an obligation to vote for nominees whether identified on the preprinted card or not identified (that is, write-in candidates). Thus, should any shareholder attempt to “write in” a vote for a nominee not identified on the preprinted card (and described in these proxy materials), the proxyholders will vote the shares represented by that proxy for such write-in candidate. If any of the nominees (including write-in candidates) should be unable or decline to serve, which is not now anticipated, the proxyholders shall have discretionary authority to vote for a substitute who shall be designated by the present Board of Directors to fill the vacancy. Unless you specify voting instructions, Yin Yi Jun and Tan Wan Hong, as your proxyholders, will vote your shares as follows:

FOR the election of six members of the Board of Directors, each to serve a term expiring at the Annual Meeting of Shareholders in 2019 or until their successors are duly elected and qualified;

FOR the ratification of the appointment of Friedman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018; and

FOR the approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers.

Can I change my mind after I return my proxy?

You may change your vote at any time before the polls close at the conclusion of voting at the meeting. You may do this by (1) signing another proxy card with a later date and returning it to us before the meeting, (2) voting again over the Internet prior to 11:59 P.M. Eastern Time on September 27, 2018, or (3) voting at the meeting if you are a registered shareholder or have followed the necessary procedures required by your bank or broker.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain instructions will be voted in favor of Proposals 1, 2, and 3 in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting.

What does it mean if I receive more than one proxy card or instruction form?

It indicates that your shares of common stock are registered differently and are in more than one account. To ensure that all shares are voted, please either vote each account on the Internet, or sign and return all proxy cards. We encourage you to register all your accounts in the same name and address. Those holding shares through a bank or broker should contact their bank or broker and request consolidation.

Will my shares be voted if I do not provide my proxy or instruction form?

If you are a registered shareholder and do not provide a proxy, you must attend the meeting in order to vote your shares. If you hold shares through an account with a bank or broker, your shares may be voted even if you do not provide voting instructions on your instruction form. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The ratification of Friedman, LLP (“Friedman”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018 is considered a routine matter for which brokerage firms may vote without specific instructions. However, election of directors is no longer considered a routine matter for which brokerage firms may vote without specific instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. Shares that a broker is not authorized to vote are counted as “broker non-votes.”

How can I attend the meeting?

The meeting is open to all holders of the Company’s shares of common stock as of August 29, 2018.

May shareholders ask questions at the meeting?

Yes. Representatives of the Company will answer questions of general interest at the end of the meeting. You may also submit questions in advance via email to ir@moxian.com. Such questions will also be addressed at the end of the meeting.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet or mail. In order for us to conduct our meeting, one-half (½) of our outstanding shares of common stock as of August 29, 2018 must be present in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

How many votes are needed to approve the Company’s proposals?

Proposal 1. The six nominees or “write-in” candidates receiving a plurality of the vote of  “For” votes will be elected as directors. The proxy given will be voted “For” each of the nominees for director unless a properly executed proxy card is marked “Against” as to a particular nominee or nominees for director, and/or a write-in candidate is set forth on the proxy.

Proposals 2 and 3 shall be determined by a majority of the votes cast affirmatively or negatively on the matter. The proxy given will be voted “For” each of the proposals unless a properly executed proxy card is marked “Against” as to with respect to such proposal.

PROPOSAL ONE

ELECTION OF DIRECTORS AND DIRECTOR BIOGRAPHIES

(ITEM 1 ON THE PROXY CARD)

A brief biography of each Director follows. Our Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has nominated six Directors for election to be on the Board of Directors for a one-year term expiring in 2019 or until their successors are duly elected and qualified. You are asked to vote for these nominees to serve members of the Board of Directors. All candidates for the Board have consented to serve if elected. You are given the option to “write-in” a candidate for election to the board of directors should you so choose. However, you may only select up to six directors; that is, if you choose to write-in a candidate for a board position, you must vote against at least one of the six nominees below. Such write-in candidate must consent to serve and must not be precluded from serving by applicable law or regulations or Nasdaq rules.

Hao Qing Hu

Age — 57

Director since 2016

Mr. Hao Qing Hu uMr. Hao has more than 20 years of experience in managing business operations and business strategy. Since September, 2015 he has been the General Manager of Moxian Beijing — a subsidiary of Moxian, Inc., in charge of Moxian Beijing’s overall operations. From June 2014 until September 2015, Mr. Hao was a Deputy General Manager of Xinhua Huamei Investment Management Co., Ltd. From 2005 until May 2014, Mr. Hao was a General Manager of Shandong Debang Construction Science and Technology Co., Ltd, where he was responsible for day to day operations and business development. Mr. Hao received his EMBA from Tsinghua University. Mr. Hao was a board appointee of Xinhua Huifeng Equity Centre (Limited Partnership). The Board of Directors believes that Mr. Hao should serve as a Director of the Company based on his extensive experience in PRC company management.

Choong Khuat Leok

Age — 56

Director since 2018

Mr. Choong Khuat Keok, age 56, has been a director of the Company since 2018. Mr. Choong serves as a board advisor and a director for Really Sports Co, a consultant and acting CFO for Global Regency Ltd (an electronic retail company), an acting CFO for Weyland Tech Inc. (a mobile application OTCQX listed company), a consultant for Zenith Professionals Ltd (a corporate advisory company) and a director for Willing Co., Ltd. (a private holding company). Mr. Choong obtained his Bachelor of Arts in Accountancy from London Guildhall University, United Kingdom in 1984 and Master of Business Administration from Northwestern University, Kellogg School of Management and The Hong Kong University of Science and Technology in 2002. The Board has determined that Mr. Choong is well-qualified to serve as an Independent Director of the Registrant based on his wide range of experience in a variety of senior financial positions with companies in Hong Kong, the People’s Republic of China, the United Kingdom and the United States.

Sun Cai Di

Age — 62

Director since 2018

Ms. Sun Cai Di, age 62, has served as a director of the Company since February 5, 2018. She has over 38 years of working experience in accounting, auditing, internal control, financial management and risk management. From 1979 to 2000, she served as internal auditor and financial controller in several private limited companies based in Shanghai before she joined Shanghai Xuanhe Certified Public Accounts LLP (“Shanghai Xuanhe”) as audit manager from 2002 through 2015. As an audit manager in Shanghai Xuanhe, Ms. Sun led a team of auditors in auditing big corporations such as Shanghai BaoSteel Group, Shanghai Telecom Co. Ltd and Shanghai Tobacco Group Co. Ltd as well as participating in corporate restructuring exercises. From 2015 through 2017, Ms. Sun joined Shanghai Qin Da Investment Holdings Limited, an investment company in Shanghai as Chief Financial Officer. Ms. Sun obtained her diploma in business management from Shanghai Zhabei District Ye Yu University. She is also a Certified Public Accountant in China. The Board determined that Ms. Sun should serve as an Independent Director of the Registrant and the Chair of Audit Committee based on her finance and accounting experience.

Lam Mun Tong

Age — 30

Director since 2018

Mr. Lam Mun Tong, age 30, has served as a director of the Company since February 5, 2018. He has more than 5 years of corporate experience in several organizations across Asia and United States. Mr. Lam is currently a director for Gear Capital Partners Limited, a financial advisory firm advising companies on overseas listing, restructuring and fundraising. Prior to this, Mr. Lam was serving as a Vice President of Business Development of Asia Region with TAG Asia Partners, LLC, a boutique investment bank based in New York, in 2017. From 2013 to 2017, Mr. Lam was a manager at 8i Capital Limited where he was involved in advising small and medium sized enterprises in the Asia-Pacific region and helping some to list on exchange markets in United States and United Kingdom. The Board determined that Mr. Lam should serve as an Independent Director of the Registrant and the Chair of Corporate Governance and Nominating Committee based on his corporate experience.

Lin Kuan Liang

Age — 31

Director since 2017

Lin Kuan Liang (Nicolas), age 31, has been a director of the Company since 2017. Mr. Lin has been Chief Executive Officer, President, a director, treasurer and secretary at Technovative Group, Inc. since June 2017. Mr. Lin has served as a director of Hawkeye Systems, Inc. since May 2018 and a director of Asia Pacific at TAG Asia Partners LLC since May 2017. From February 2013 to March 2017, Mr. Lin served as Legal and Admin Director of Moxian, Inc. where he focused on restructuring the business for its listing in United States. From February 2013 to May 2014, he also served as a director of Rebel Group, Inc. From 2012 to 2017, Mr. Lin was a manager at 8i Capital Limited, where he was involved in advising businesses to list in the United States and London, fundraising and restructuring work. Previously, he served as an Analyst at Chance Investment Inc., advising Chinese businesses on acquisition and fund- raising projects from January 2011 to December 2012. From December 2010 to April 2011, he was the Legal Associate at FM Holdings Limited, where he was actively involved in its restructuring and debt financing. He was Junior Associate at Global Fund Investment (UK) Limited from June 2010 until December 2011. Mr. Lin graduated from Queen Mary University of London with LLB in Law in June 2010.

Liu Shu Juan

Age — 47

Director since 2017

Ms. Liu Shu Juan was appointed executive director to the Company in 2017. She obtained a diploma in accounting from the Changchun Taxation College in 1994. Subsequently, in 2015, she obtained a degree in accounting from the Chinese Petroleum University in Beijing. Ms. Liu is the chief executive officer for Shewn International Group, Inc (“Shewn”), a company involved in the business of distributing high-end wines and related products through its extensive retail network in China. She is also concurrently the financial controller for Shanghai Shewn Wine Co Ltd, the main operating company for Shewn in China. Prior to this appointment, Ms. Liu was the head of the finance department for PetroChina Jilin Petrochemical Co Ltd, a subsidiary company of China National Petroluem Corporation, China’s largest oil and gas producer and supplier, from 2013 to 2015.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities or commodities laws, any laws respecting financial institutions or insurance companies, any law or regulation prohibiting mail or wire fraud in connection with any business entity or been subject to any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization, except for matters that were dismissed without sanction or settlement. None of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Director Independence

The Board of Directors has reviewed the independence of our directors, applying the NASDAQ independence standards. Based on this review, the Board of Directors determined that each of Choong Khuat Leok, Sun Cai Di and Lam Mun Tong are independent within the meaning of the NASDAQ rules. In making this determination, our Board of Directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence. As required under applicable NASDAQ rules, we anticipate that our independent directors will meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Effective June 30, 2018, Ajay Rajpal resigned as a member of the Board; thus, a majority of the Company’s Board is not independent as only three of the Company's six directors are deemed independent. As a result, the Company is no longer in compliance with the requirements of Nasdaq Listing Rules 5605(b)(1). Nasdaq Listing Rule 5605(b)(1) requires that a majority of the board of directors of a company with Nasdaq-listed securities be composed of independent directors. The Company can rely on a cure period allowing it to regain compliance by 180 days from Mr. Rajpal’s resignation. In response to Mr. Rajpal’s resignation, the Company is currently searching for a qualified individual who satisfies the independence requirements to join the Company’s Board.

Board Leadership Structure

Mr. Yin Yi Jun currently holds the position of Chief Executive Officer. Mr. Hao Qing Hu held the position of Chairman of the board of directors until August 17, 2018, but currently we do not have a board Chairman. Nevertheless, the board of directors believes that separating the roles of Chief Executive Officer and Chairman of the board of directors is in the best interests of the Company and its shareholders. Separating such roles allows our Chief Executive Officer to focus completely on operations and corporate strategy execution.

We do not have a lead independent director because of our Chief Executive Officer and Chairman are not held by the same person, and also because we believe our independent directors are encouraged to freely voice their opinions on a relatively small company board.

Risk Oversight

Our Board of Directors plays a significant role in our risk oversight. The Board of Directors makes all relevant Company decisions. As a smaller reporting company with a small board of directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

WE RECOMMEND THAT YOU VOTE FOR THE ELECTION OF THE

NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF FRIEDMAN

(ITEM 2 ON THE PROXY CARD)

What am I voting on?

A proposal to ratify the appointment of Friedman as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018. The Audit Committee of the Board of Directors has appointed Friedman to serve as the Company’s fiscal year 2018 independent registered public accounting firm. Although the Company’s governing documents do not require the submission of this matter to shareholders, the Board of Directors considers it desirable that the appointment of Friedman be ratified by shareholders.

Has the Company changed its independent registered public accounting firm during its two most recent fiscal years?

No. Friedman LLP (“Friedman”) served as the Company’s independent registered public accountant for the years ended September 30, 2016 and September 30, 2017, and Dominic K.F. Chan & Co served as the Company’s independent registered public accountant for the years ended September 30, 2015 and September 30, 2014.

What services does Friedman provide?

Audit services provided by Friedman for fiscal 2018 will include the examination of the consolidated financial statements of the Company and services related to periodic filings made with the SEC.

Will a representative of Friedman be present at the meeting?

One or more representatives of Friedman will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to questions from shareholders.

What if this proposal is not approved?

If the appointment of Friedman is not ratified, the Audit Committee of the Board of Directors will reconsider the appointment.

WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF

FRIEDMAN AS THE COMPANY’S FISCAL 2018 INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE
ADVISORY VOTE ON EXECUTIVE COMPENSATION

(ITEM 3 ON THE PROXY CARD)

Background

Section 14A of the Exchange Act, which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that, not less frequently than once every three years, we provide shareholders with an advisory vote on the compensation of our named executive officers as disclosed herein. Accordingly, we are requesting your advisory (non-binding) approval of the compensation of our named executive officers as disclosed in Employment Agreements with the Company’s Named Executive Officers, Summary Compensation Table, and related narrative disclosures in this Proxy Statement. This non-binding advisory vote is commonly referred to as a “Say-on-Pay” vote. Please read Employment Agreements with the Company’s Named Executive Officers, and Summary Compensation Table of this Proxy Statement for a detailed discussion about our executive compensation and information about the fiscal 2017 compensation of our named executive officers.

Our compensation program is designed to reward each individual named executive officer’s contribution to the advancement of our overall performance and execution of our goals, ideas and objectives. It is designed to reward and encourage exceptional performance at the individual level in the areas of organization, creativity and responsibility while supporting our core values and ambitions. This in turn aligns the interest of our executive officers with the interests of our shareholders, and thus with our interests.

Our Compensation Committee and our Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.

We are asking you to indicate your support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, our general compensation policies, the compensation of our Board, or our compensation policies as they relate to risk management. Rather, this vote relates to the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking you to vote, on an advisory basis, “For” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders of Moxian, Inc. (the “Company”) hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Summary Compensation Table, and related narrative disclosures in this Proxy Statement.”

As an advisory vote, this proposal is not binding on Moxian, and will not require us to take any action or overrule any decisions we have made. Furthermore, because this advisory vote primarily relates to compensation that has already been paid or contractually committed to our named executive officers, there is generally no opportunity for us to revisit these decisions. However, our Board, including our Compensation Committee, values the opinions of our shareholders and, to the extent there is any significant vote against the compensation of named executive officers as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.

Vote Required

Approval of this resolution shall be determined by a majority of the votes cast affirmatively or negatively on the matter, assuming a quorum is present.

WE RECOMMEND THAT YOU VOTE FOR APPROVAL OF

THE FOREGOING RESOLUTION.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

What if a nominee is unwilling or unable to serve?

The nominee listed in the Proxy Statement has agreed to serve as a director, if elected. Any write-in candidate must consent to serve and must not be precluded from serving by applicable law or regulations or Nasdaq rules. If for some unforeseen reason a nominee becomes unwilling or unable to serve, proxies will be voted for a substitute nominee selected by the Board of Directors.

How are directors compensated?

All directors hold office until the expiration of their respective terms or until their successors have been duly elected and qualified. There are no family relationships among our directors or executive officers. Officers are elected by and serve at the discretion of the Board of Directors. Employee directors do not receive any compensation for their services. Our non-employee directors on our Board of Directors each receive $4,000 annually.

DIRECTOR COMPENSATION

Name	Year	Fees Earned or Paid in Cash ($)	Option Awards ($)		All Other Compensation ($)	Total ($)
Liew Kwong Yeow(1)	2017	$31,500	$		$12,691	$44,191
Yang Nan(2)	2017	$60,000		$-	$-	$60,000
Hao Qing Hu	2017	$60,000		$-	$-	$60,000
Ajay Rajpal(3)	2017	$48,000		$-	$-	$48,000
Liu Shu Juan	2017	$7,500		$-	$-	$7,500
Chan Fook Meng(4)	2017	$6,000		$-	$-	$6,000
Yu Lin(5)	2017	$6,000		$-	$-	$6,000
Lin Kuan Liang(6)	2017	$-		$-	$-	$-
Lam Mun Tong(7)	2017	$-		$-	$-	$-
Sun Cai Di(8)	2017	$-		$-	$-	$-
Wang Ying Jie(9)	2017	$-		$-	$-	$-
Choong Khuat Leok(10)	2017	$-		$-	$-	$-
James Mengdong Tan(11)	2017	$-		$-	$-	$-

(1)	Mr. Liew Kwong Yeow resigned as a director on August 15, 2017.
(2)	Ms. Yang Nan resigned as a director on January 31, 2018.
(3)	Mr. Ajay Rajpal resigned as a director on June 30, 2018.
(4)	Mr. Chan Fook Meng served as a director from August 15, 2017 until September 28, 2017.
(5)	Dr. Yu Lin resigned as a director on January 31, 2018.
(6)	Mr. Lin Kuan Liang was appointed a director on September 28, 2017.
(7)	Mr. Lam Mun Tong was appointed a director on February 5, 2018.
(8)	Ms. Sun Cai Di was appointed a director on February 5, 2018.
(9)	Ms. Wang Ying Jie resigned as a director on March 27, 2018.
(10)	Mr. Choong Khuat Leok was appointed a director on May 11, 2018.
(11)	Mr. James Mengdong Tan resigned as a director on September 29, 2017.

How does the Board determine which directors are independent?

The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers transactions and relationships between each director (and his or her immediate family and affiliates) and the Company and its management to determine whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law, listing standards and the Company’s director independence standards. The Company believes that its independent directors are deemed to be independent under the definition of independence provided by NASDAQ Listing Rule 5605(a)(2).

As noted above, effective June 30, 2018, Ajay Rajpal resigned as a member of the Board; thus, a majority of the Company’s Board is not independent as only three of the Company's six directors are deemed independent. As a result, the Company is no longer in compliance with the requirements of Nasdaq Listing Rules 5605(b)(1). Nasdaq Listing Rule 5605(b)(1) requires that a majority of the board of directors of a company with Nasdaq-listed securities be composed of independent directors.

In response to Mr. Rajpal’s resignation, the Company is currently searching for a qualified individual who satisfies the independence requirements to join the Company’s Board.

What role does the Corporate Governance and Nominating Committee play in selecting nominees to the Board of Directors?

Two of the primary purposes of the Board’s Corporate Governance and Nominating Committee are (i) to develop and implement policies and procedures that are intended to ensure that the Board of Directors will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its shareholders and (ii) to identify individuals qualified to become members of the Board of Directors and to recommend to the Board of Directors the director nominees for the annual meeting of shareholders. The Corporate Governance and Nominating Committee is also responsible for considering candidates for membership on the Board of Directors submitted by eligible shareholders. The Corporate Governance and Nominating Committee’s charter is available on the Company’s website at www.moxian.com under Investor Relations and in print upon request. The Corporate Governance and Nominating Committee of the Company’s Board of Directors was the only entity or person to nominate and/or recommend any of the director nominees.

Are the members of the Corporate Governance and Nominating Committee independent?

Yes. All members of the Corporate Governance and Nominating Committee have been determined to be independent by the Board of Directors.

How does the Corporate Governance and Nominating Committee identify and evaluate nominees for director?

The Corporate Governance and Nominating Committee considers candidates for nomination to the Board of Directors from a number of sources. Current members of the Board of Directors are considered for re-election unless they have notified the Company that they do not wish to stand for re-election. The Corporate Governance and Nominating Committee also considers candidates recommended by current members of the Board of Directors, members of management or eligible shareholders. From time to time the Board may engage a firm to assist in identifying potential candidates, although the Company did not engage such a firm to identify any of the nominees for director proposed for election at the meeting. The Corporate Governance and Nominating Committee evaluates all candidates for director, regardless of the person or firm recommending such candidate, on the basis of the length and quality of their business experience, the applicability of such candidate’s experience to the Company and its business, the skills and perspectives such candidate would bring to the Board of Directors and the personality or “fit” of such candidate with existing members of the Board of Directors and management. The Corporate Governance and Nominating Committee does not have a specific policy in place with regard to the consideration of diversity when identifying director nominees; however, the Corporate Governance and Nominating Committee does consider diversity of opinion and experience when nominating directors.

What are the Corporate Governance and Nominating Committee’s policies and procedures for considering director candidates recommended by shareholders?

The Corporate Governance and Nominating Committee will consider all candidates recommended by shareholders. A shareholder wishing to recommend a candidate must submit the following documents to the Secretary of the Company at Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District, Shenzhen City, Guangdong Province, People’s Republic of China:

•	a recommendation that identifies the name and address of the shareholder and the person to be nominated;

•	the written consent of the candidate to serve as a director of the Company, if elected;

•	a description of all arrangements between the shareholders and such nominee pursuant to which the nomination is to be made; and

•	such other information regarding the nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC.

If the candidate is to be evaluated by the Corporate Governance and Nominating Committee, the Secretary will request a detailed resume, an autobiographical statement explaining the candidate’s interest in serving as a director of the Company, a completed statement regarding conflicts of interest, and a waiver of liability for a background check from the candidate.

What are the minimum qualifications required to serve on the Company’s Board of Directors?

All members of the Board of Directors must possess the following minimum qualifications as determined by the Corporate Governance and Nominating Committee:

•	A director must demonstrate integrity, accountability, informed judgment, financial literacy, creativity and vision;

•	A director must be prepared to represent the best interests of all Company shareholders, and not just one particular constituency;

•	A director must have a record of professional accomplishment in his or her chosen field; and

•	A director must be prepared and able to participate fully in Board activities, including membership on committees.

What other considerations does the Corporate Governance and Nominating Committee consider?

The Corporate Governance and Nominating Committee believes it is important to have directors from various backgrounds and professions in order to ensure that the Board of Directors has a wealth of experiences to inform its decisions. Consistent with this philosophy, in addition to the minimum standards set forth above, business and managerial experience and an understanding of financial statements and financial matters are very important.

How may shareholders communicate with the members of the Board of Directors?

Shareholders and others who are interested in communicating directly with members of the Board of Directors, including communication of concerns relating to accounting, internal accounting controls or audit matters, or fraud or unethical behavior, may do so by writing to the directors at the following address:

Name of Director or Directors
c/o Secretary
Block A, 9/F, Union Plaza
5022 Binjiang Avenue
Futian District Shenzhen City, Guangdong Province
People’s Republic of China

Does the Company have a Code of Business Ethics and Conduct?

The Company has adopted a Code of Business Ethics and Conduct, which is applicable to all directors, officers and associates of the Company, including the principal executive officer and the principal financial and accounting officer. The complete text of the Code of Business Ethics and Conduct is available on the Company’s web site at www.moxian.com and is also available in print upon request. The Company intends to post any amendments to or waivers from its Code of Business Ethics and Conduct (to the extent applicable to the Company’s principal executive officer and principal financial and accounting officer) at this location on its web site.

How often did the Board meet in 2017?

Our Board held two meetings and acted by unanimous written consent five times in connection with matters related to the fiscal year ended September 30, 2017. Our Board has an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. The Audit Committee did not hold any meetings and acted by unanimous written consent two times in connection with matters related to the fiscal year ended September 30, 2017. The Compensation Committee did not hold any meetings and did not act by unanimous written consent during the fiscal year ended September 30, 2017. The Corporate Governance and Nominating Committee did not hold any meetings and acted by unanimous written consent one time in connection with matters related to the fiscal year ended September 30, 2017. The Board invites, but does not require, directors to attend the annual meeting of shareholders.

What are the committees of the Board?

During fiscal 2017, the Board of Directors had standing Audit, Corporate Governance and Nominating, and Compensation Committees. The members of each of the Committees, their principal functions and the number of meetings held during the year ended September 30, 2017 are shown below.

Compensation Committee

The members of the Compensation Committee are:

Ajay Rajpal, Chairman (until resignation on June 30, 2018)

Yang Nan (until resignation on January 31, 2018)

Liew Kwong Yeow (until resignation on August 15, 2017)

Dr. Yu Lin (from August 15, 2017 until resignation on January 31, 2018)

Chan Fook Meng (from August 15, 2017 until September 28, 2017)

Sun Cai Di (from February 5, 2018)

Lam Mun Tong (from February 5, 2018)

The Compensation Committee did not hold any meetings during the year ended September 30, 2017. The Compensation Committee’s charter is available on the Company’s website at www.moxian.com under Investor Relations and in print upon request. The Compensation Committee’s principal responsibilities include:

•	Making recommendations to the Board of Directors concerning executive management organization matters generally;

•	In the area of compensation and benefits, making recommendations to the Board of Directors concerning employees who are also directors of the Company, consult with the CEO on matters relating to other executive officers, and make recommendations to the Board of Directors concerning policies and procedures relating to executive officers;

•	Making recommendations to the Board of Directors regarding all contracts of the Company with any officer for remuneration and benefits after termination of regular employment of such officer;

•	Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans, including incentive compensation plans and equity based plans; and

•	Administering the Company’s formal incentive compensation programs, including equity based plans.

The Compensation Committee may not delegate its authority to other persons. Similarly, the Compensation Committee has not engaged a compensation consultant to assist in the determination of executive compensation issues. While the Company’s executives will communicate with the Compensation Committee regarding executive compensation issues, the Company’s executive officers do not participate in any executive compensation decisions.

Audit Committee

The members of the Audit Committee are:

Yang Nan, Chairman (until resignation on January 31, 2018)

Sun Cai Di, Chairman (from February 5, 2018)

Liew Kwong Yeow (until resignation on August 15, 2017)

Ajay Rajpal (until resignation on June 30, 2018)

Dr. Yu Lin (from August 15, 2017 until resignation on January 31, 2018)

Chan Fook Meng (from August 15, 2017 until September 28, 2017)

Lam Mun Tong (from February 5, 2018)

The Audit Committee did not hold any meetings during the year ended September 30, 2017 but acted by unanimous written consent two times during that period. All members of the Audit Committee are independent, as such term is defined by the NASDAQ Capital Market listing standards. The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. Our Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. The Company believes that Ms. Sun Cai Di qualifies as an “audit committee financial expert” in accordance with applicable NASDAQ Capital Market listing standards. In carrying out its responsibility, the Audit Committee undertakes to:

• Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company;

• Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

• Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Audit Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

• Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;

• Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the shareholders;

• Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

• Review accounting and financial human resources and succession planning within the Company;

• Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and

• Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Corporate Governance and Nominating Committee

The members of the Corporate Governance and Nominating Committee are:

Liew Kwong Yeow, Chairman (until resignation on August 15, 2017)

Chan Fook Meng, Chairman (from August 15, 2017 until September 28, 2017)

Lam Mun Tong, Chairman (from February 5, 2018)

Yang Nan (until resignation on January 31, 2018)

Ajay Rajpal (until resignation on June 30, 2018)

Dr. Yu Lin (from August 15, 2017 until resignation on January 31, 2018)

Sun Cai Di (from February 5, 2018)

The Corporate Governance and Nominating Committee did not hold any meetings during the fiscal year ended September 30, 2017 but acted by unanimous written consent one time during that period. All members of the Corporate Governance and Nominating Committee are independent, as such term is defined by the NASDAQ Capital Market listing standards. The Corporate Governance and Nominating Committee undertakes to:

• Identify individuals qualified to become members of the Board of Directors and to make recommendations to the Board of Directors with respect to candidates for nomination for election at the next annual meeting of shareholders or at such other times when candidates surface and, in connection therewith, consider suggestions submitted by shareholders of the Company;

• Determine and make recommendations to the Board of Directors with respect to the criteria to be used for selecting new members of the Board of Directors;

• Oversee the process of evaluation of the performance of the Company’s Board of Directors and committees;

• Make recommendations to the Board of Directors concerning the membership of committees of the Board and the chairpersons of the respective committees;

• Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board or on its committees; and

• Evaluate Board and committee tenure policies as well as policies covering the retirement or resignation of incumbent directors.

The Board of Directors has determined to provide a process by which shareholders may communicate with the Board as a whole, a Board committee or individual director. Shareholders wishing to communicate with the Board as a whole, a Board committee or an individual member may do so by sending a written communication addressed to the Board of Directors of the Company or to the committee or to an individual director, c/o Secretary, Moxian, Inc., Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District Shenzhen City, Guangdong Province, People’s Republic of China. All communications will be compiled by the Secretary of the Company and submitted to the Board of Directors or the addressee not later than the next regular Board meeting.

MANAGEMENT — BUSINESS HISTORY OF EXECUTIVE OFFICERS

Yin Yi Jun
Chief Executive Officer

Age — 32

Mr. Yin Yi Jun has served as our Chief Executive Officer since February 5, 2018. He was previously the Chief Executive Officer of Shanghai Shewn Media Co. Ltd (“Shanghai Shewn”), the Business Director of Shanghai Maiduxue Information Technology Co. Ltd (“Maiduxue”) and the General Manager for Shanghai Jun Ying Cultural Media Co., Ltd (“Shanghai Jun Ying”) during the period from 2014 to 2017. Before Mr. Yin joined Shanghai Shewn in second quarter of 2017, he was the Business Director of Maiduxue who was in charge of O2O supply chain management, product line development, business partner negotiations as well as team management. During Mr. Yin’s employment with Shanghai Jun Ying, Mr. Yin was fully responsible for marketing and promoting of wine culture as well as undertaking various business promotion activities, where he has successfully retained high-end clients from state owed enterprises and private enterprises. Prior to 2014, Mr. Yin spent about 6 years working as an electrical engineer under the State Grid Corporation of China. Mr. Yin obtained his Bachelor of Engineering from Shanghai University of Electric Power. The Board determined that Mr. Yin should be appointed as the new Chief Executive Officer of the Registrant based on his managing experience.

Tan Wan Hong

Chief Financial Officer

Age — 64

Mr. Tan Wan Hong has served as our Chief Financial Officer since July 25, 2016. Mr. Tan trained with Grant Thornton in Liverpool, UK and was admitted as an Associate of the Institute of Chartered Accountants (England and Wales) in 1980. He started his working career with KPMG Kuala Lumpur in 1981 and was quickly promoted to be the Resident Manager of the Penang Office. In 1983, Mr. Tan joined one of his clients, Island & Peninsular as the Group Financial Controller before leaving for Sime Darby, Malaysia’s largest Asian-based conglomerate in 1986. He had a successful career with Sime Darby, holding various senior positions over a span of 18 years but left in 2004 following a reorganization of the group. In 2007, Mr. Tan joined Hong Leong Asia, Singapore on a specific assignment in China which he completed in 2009. He then took the post of Head of Investor Relations with 361 Degrees International, a Mainland sportswear group listed on the Stock Exchange of Hong Kong and spent the next six years as the spokesman of the Group to the international financial community.

EMPLOYMENT AGREEMENTS WITH THE COMPANY’S

NAMED EXECUTIVE OFFICERS

Employment Agreement with Mr. Yin Yi Jun

On February 5, 2018, Moxian, Inc. entered into an agreement with Mr. Yin Yi Jun to serve in the role of Chief Executive Officer. Pursuant to the terms of such employment agreement, Mr. Yin’s monthly base salary is $5,000.00 (approximately RMB 34,000). During the term of employment, Mr. Yin has agreed to a non-compete and a covenant for non-solicitation of clients and employees. During the term, the employment agreement may be terminated by either party by giving one week’s prior written notice, or payment in lieu of appropriate notice. Mr. Yin’s employment may be terminated immediately without notice or payment in lieu, if among other things, Mr. Yin conducts himself in a way that is inconsistent with the due and faithful discharge of his duties. The employment may be terminated by the Company giving at any time seven (7) days’ notice or payment in lieu if Mr. Yin has a personal bankruptcy or if he makes any arrangement or composition with his creditors with or for the benefit of his creditors generally, or he is convicted of any criminal offense except for those do not affect his position as an employee of the Company. The Company will not have any obligation to provide Mr. Yin with work during the period of suspension and leave of absence, but salary and contractual benefits will continue to be payable and he will remain bound by all of the express and implied obligations including good faith and fidelity.

Employment Agreement with Mr. Tan Wan Hong

On July 25, 2016, Moxian HK entered into an agreement with Mr. Tan Wan Hong to serve in the role of Chief Financial Officer. Pursuant to the terms of such employment agreement, Mr. Tan’s monthly base salary is RMB 35,000 (approximately $5,247) for the probation period, which is the initial three months from the date of the employment agreement, and thereafter, RMB 40,000 (approximately $5,997). During the probation period, the employment agreement may be terminated by giving one week’s prior written notice. After the probation, the employment agreement may be terminated by either party by giving one month’s prior written notice, or payment in lieu of appropriate notice. Mr. Tan’s employment may be terminated immediately without notice or payment in lieu, if among other things, Mr. Tan conducts himself in a way that is inconsistent with the due and faithful discharge of his duties. The Company shall reimburse Mr. Tan for all reasonable out of pocket expenses in connection with travel, entertainment and other expenses incurred in the performance of his duties. The payment in lieu of notice of termination is calculated as one month’s salary equal to RMB 40,000 (approximately $5,800).

SUMMARY COMPENSATION TABLE

Set forth below is information regarding the compensation paid during the year ended September 30, 2017 and 2016 to our principal executive officer, principal financial officer and certain of our other executive officers, who are collectively referred to as “named executive officers” elsewhere in this annual report.

Name and Principal Position	Year	Salary ($)	Total ($)

Tan Wan Hong	2017	63,920	63,920
Chief Financial Officer	2016	11,854	11,854

Hao Qing Hu(1)	2017	NIL	NIL
Former CEO	2016	NIL	NIL

James Mengdong Tan(2)	2017	NIL	NIL
Former CEO	2016	NIL	NIL

(1)	Mr. Hao Qing Hu did not receive a salary as the CEO from September 29, 2017 to February 3, 2018.
(2)	Mr. James Mengdong Tan resigned on September 29, 2017.

We had no outstanding equity incentive awards during the year ended September 30, 2017 or September 30, 2016.

Currently, there is no equity compensation plan in place.

AUDIT COMMITTEE REPORT AND FEES PAID TO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Who served on the Audit Committee of the Board of Directors during fiscal year 2017?

The members of the Audit Committee as of September 30, 2017 were Yang Nan, Chairman, Dr. Yu Lin and Ajay Rajpal. Each member of the Audit Committee is independent under the rules of the SEC and the NASDAQ Capital Market. The Board of Directors determined that Yang Nan, who was an independent director, is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act. Yang Nan resigned from the Board of Directors on January 31, 2018. On February 5, 2018, the Board of Directors appointed Sun Cai Di to the Board of Directors and to the Audit Committee. The Board determined that Sun Cai Di, who is currently an independent director and Chair of the Audit Committee, is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act.

What document governs the activities of the Audit Committee?

The Audit Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The Audit Committee Charter is available on the Company’s website at www.moxian.com under Investor Relations.

How does the Audit Committee conduct its meetings?

During fiscal 2017, the Audit Committee met with the senior members of the Company’s financial management team and the Company’s independent registered public accounting firm. The Audit Committee’s agenda was established by the Chairman. At each meeting, the Audit Committee reviewed and discussed various financial and regulatory issues. The Audit Committee also had private, separate sessions from time to time with representatives of the Company’s independent registered public accounting firm, at which meetings candid discussions of financial management, accounting and internal control issues took place.

Does the Audit Committee review the periodic reports and other public financial disclosures of the Company?

The Audit Committee reviews each of the Company’s quarterly and annual reports, including Management’s Discussion of Results of Operations and Financial Condition. As part of this review, the Audit Committee discusses the reports with the Company’s management and considers the audit and review reports prepared by the independent registered public accounting firm about the Company’s quarterly and annual reports, as well as related matters such as the quality (and not just the acceptability) of the Company’s accounting principles, alternative methods of accounting under generally accepted accounting principles and the preferences of the independent registered public accounting firm in this regard, the Company’s critical accounting policies and the clarity and completeness of the Company’s financial and other disclosures.

What is the role of the Audit Committee in connection with the financial statements and controls of the Company?

Management of the Company has primary responsibility for the financial statements and internal control over financial reporting. The independent registered public accounting firm has responsibility for the audit of the Company’s financial statements and internal control over financial reporting. The responsibility of the Audit Committee is to oversee financial and control matters, among other responsibilities fulfilled by the Audit Committee under its charter. The Audit Committee meets regularly with the independent registered public accounting firm, without the presence of management, to ensure candid and constructive discussions about the Company’s compliance with accounting standards and best practices among public companies comparable in size and scope to the Company. The Audit Committee also regularly reviews with its outside advisors material developments in the law and accounting literature that may be pertinent to the Company’s financial reporting practices.

What has the Audit Committee done with regard to the Company’s audited financial statements for fiscal 2017?

The Audit Committee has:

•	reviewed and discussed the audited financial statements with the Company’s management; and

•	discussed with Friedman, the Company’s independent registered public accounting firm for the 2017 fiscal year, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

Has the Audit Committee considered the independence of the Company’s auditors?

The Audit Committee has received from Friedman the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Friedman about its independence. The Audit Committee has concluded that Friedman is independent from the Company and its management.

Has the Audit Committee made a recommendation regarding the audited financial statements for fiscal 2017?

Based upon its review and the discussions with management and the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for fiscal 2017.

Has the Audit Committee reviewed the fees paid to the independent registered public accounting firm during fiscal 2017?

The Audit Committee has reviewed and discussed the fees paid to Friedman during 2017 for audit, audit-related, tax and other services, which are set forth below under “Fees Paid to Independent Registered Public Accounting Firm.” The Audit Committee has determined that the provision of non-audit services is compatible with Friedman’s independence.

What is the Company’s policy regarding the retention of the Company’s auditors?

The Audit Committee has adopted a policy regarding the retention of the independent registered public accounting firm that requires pre-approval of all services by the Audit Committee.

Who prepared this report?

This report has been furnished by the members of the Audit Committee:

Sun Cai Di, Chairman (from February 5, 2018)
Lam Mun Tong (from February 5, 2018)

Liew Kwong Yeow (until resignation on August 15, 2017)

Ajay Rajpal (until resignation on June 30, 2018)

Dr. Yu Lin (from August 15, 2017 until resignation on January 31, 2018)

Chan Fook Meng (from August 15, 2017 until September 28, 2017)

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

Friedman’s fees for the annual audit of our financial statements were $220,000 for fiscal 2017 and $210,000 for fiscal 2016.

Audit Related Fees

The Company has not paid Friedman for audit-related services in fiscal 2017 and 2016.

Tax Fees

The Company has not paid Friedman for tax services in fiscal 2017 and 2016.

All Other Fees

The Company has not paid Friedman for any other services in fiscal 2017 and 2016.

Audit Committee Pre-Approval Policies

Before Friedman was engaged by the Company to render audit or non-audit services, the engagement was approved by the Company’s audit committee. All services rendered by Friedman have been so approved.

Percentage of Hours

The percentage of hours expended on the principal accountants’ engagement to audit our consolidated financial statements for 2017 that were attributed to work performed by persons other than Friedman’s full-time permanent employees was approximately zero percent.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information with respect to beneficial ownership of our shares of common stock as of August 29, 2018 by:

• Each person who is known by us to beneficially own more than 5% of our outstanding shares of common stock;

• Each of our current directors and named executive officers; and

• All directors and named executive officers as a group.

The number and percentage of shares of common stock beneficially owned are based on 67,357,222 shares of common stock outstanding as of August 29, 2018. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally requires that such person have voting or investment power with respect to securities. In computing the number of shares of common stock beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying options, warrants or convertible securities held by each such person that are exercisable or convertible within 60 days of August 29, 2018 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated in the footnotes to this table, or as required by applicable community property laws, all persons listed have sole voting and investment power for all shares of common stock shown as beneficially owned by them. Unless otherwise indicated in the footnotes, the address for each principal shareholder is in the care of Moxian, Inc., Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District Shenzhen City, Guangdong Province, People’s Republic of China. As of August 21, 2018, we had 403 shareholders of record.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
	Sole Voting Power	Sole Investment Power
Officers and Directors

Hao Qing Hu(2) Director	2,047,506	2,047,506	3.04%

Liu Shu Juan (3) Director	850,023	850,023	1.262%

Lin Kuan Liang Director	0	0	—%

Choong Khuat Leok Independent Director	0	0	—%

Sun Cai Di Independent Director	0	0	—%

Lam Mun Tong Independent Director	0	0	—%

Yin Yi Jun Chief Executive Officer	0	0	—%

Tan Wan Hong Chief Financial Officer	0	0	—%

All officers and directors as a group (8 persons named above)	2,897,529	2,897,529	4.302%

5% Securities Holders

James Mengdong Tan(4) Former President, Chief Executive Officer and Former Director	9,990,000	9,990,000	14.831%

Good Eastern Investment Holding Limited(5) 10 Anson Road #35-11 International Plaza Singapore 079903	4,990,000	4,990,000	7.408%

8I Capital Limited(6) 10 Anson Road #35-11 International Plaza Singapore 079903	5,000,000	5,000,000	7.423%

Low Mei Chiek 147-C, Taman Pringgit Jaya Meleka 75400 Malaysia	9,915,000	9,915,000	14.72%

Global Innovative Investment Group Limited PO Box 957, Tortola, British Virgin Islands	9,915,000	9,915,000	14.72%

Rebel Group, Inc.(7) 7500A Beach Road, Unit 12-313, The Plaza, 199591	3,891,000	3,891,000	5.777%

(1)	Except as otherwise set forth below, the address of each beneficial owner is Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District Shenzhen City, Guangdong Province, People’s Republic of China.
(2)	Includes 2,047,506 shares of Common Stock that Beijing Xinhua Huifeng Equity Investment Centre (Limited Partnership) owns. Mr. Hao is the board appointee of Beijing Xinhua Huifeng Equity Investment Centre (Limited Partnership).
(3)	Includes shares issued upon conversion of an outstanding amount of $1,008,068 loan comprising $1 million of principal and $8,068 of interest into 350,023 shares of Common Stock at a volume-weighted price of $2.88 per share. Ms. Liu’s business address is 5-2201, Shanghai Pujiang Mansion 168 Lane, Zhonghua Road, Huang Pu District, Shanghai, China.
(4)	Includes (i) 4,990,000 shares of Common Stock that Good Eastern Investment Holding Limited owns and (ii) 5,000,000 shares of Common Stock that 8I Capital Limited owns. Mr. Tan has both voting power and the investment power for the 4,990,000 shares owned by Good Eastern Investment Holding Limited as he is a member and director of Good Eastern Investment Holding Limited. Mr. Tan also has both voting power and investment power for the 5,000,000 shares owned by 8I Capital Limited as he is a Chairman and Chief Executive Officer of 8I Capital Limited.
(5)	Mr. James Mengdong Tan is a sole member and director of Good Eastern Investment Holding Limited and is deemed to have sole voting and investment power over the shares.
(6)	Mr. James Mengdong Tan is a Chairman and Chief Executive Officer of 8I Capital Limited and is deemed to have sole voting and investment power over the shares.
(7)	Mr Leong Khien Kiee and Mr Leong Aan Yee, are the directors of Rebel Group, Inc. and are deemed to share voting and investment power over the shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and stockholders owning more than ten percent of our equity securities also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to us or written representations that no Forms 5 were required, we believe that no Section 16(a) filings required were timely as of the date of this proxy statement, except James Mengdong Tan and Good Eastern Investment Holding Limited. The details are below:

1. Lin Kuan Liang, Choong Khuat Leok, Sun Cai Di and Lam Mun Tong have not filed any Form 3 or Form 5 reports to report that they have become the Company’s directors.

2. Hao Qing Hu and Liu Shu Juan have not filed any Form 3, Form 4 or Form 5 reports to report that they have become the Company’s directors and have owned the Company’s shares.

3. Yin Yi Jun and Tan Wan Hong have not filed any Form 3 and Form 5 reports to report that they have become the Company’s officers.

4. Low Mei Chiek has not filed any Form 3 and Form 5 reports to report that he has become a beneficial owner of more than 10% of the Company’s shares.

5. Global Innovative Investment Group Limited has not filed any Form 3 or Form 5 reports to report that it has become a beneficial owner of more than 10% of the Company’s shares.

GENERAL

Compensation Committee Interlocks and Insider Participation

None of the members of the Board of Directors who served on the Compensation Committee during the fiscal year ended September 30, 2017 were officers or employees of the Company or any of its subsidiaries or had any relationship with the Company requiring disclosure under SEC regulations.

Availability of Annual Report to Shareholders

Rules promulgated by the SEC require us to provide an Annual Report to Shareholders who receive this Proxy Statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report on Form 10-K for the fiscal year ended September 30, 2017 (without exhibits or documents incorporated by reference), are available without charge to shareholders upon written request to Secretary, Moxian, Inc., Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District Shenzhen City, Guangdong Province, People’s Republic of China, by calling +86 (0)755-66803251 or via the Internet at www.moxian.com.

Shareholder Proposals

To be considered for inclusion in next year’s Proxy Statement or considered at next year’s annual meeting but not included in the Proxy Statement, shareholder proposals must be submitted in writing no later than July 1, 2019. All written proposals should be submitted to: Secretary, Moxian, Inc., Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District Shenzhen City, Guangdong Province, People’s Republic of China.

Other Proposed Actions

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Solicitation by Board; Expenses of Solicitation

Our Board of Directors has sent you this Proxy Statement. Our directors, officers and associates may solicit proxies by telephone or in person. We will also reimburse the expenses of brokers, nominees and fiduciaries that send proxies and proxy materials to our shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report are available at the Annual Meeting portion of our website at https://www.moxian.com/meetingnotice_en.html.

MOXIAN, INC.

Annual Meeting of Shareholders

September 28, 2018

11:00 AM Beijing

Time

(11:00 PM ET on September 27, 2018)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

OF DIRECTORS OF MOXIAN, INC.

The undersigned shareholder of Moxian, Inc., a Nevada corporation (the “Company”), hereby appoints each of Yin Yi Jun, Tan Wan Hong or ________________ as proxy, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the annual general meeting of shareholders of the Company to be held on September 28, 2018, at 11:00 AM Beijing Time, at Building 22, No. 1517 Lizheng Road, Pudong District, Shanghai, China 201304, and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below (i) as specified by the undersigned below and (ii) in the discretion of the proxy upon such other business as may properly come before the meeting, all as set forth in the notice of annual general meeting and in the proxy statement furnished herewith.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES UNDER PROPOSAL NO. 1, “FOR” PROPOSAL NO. 2, “FOR” PROPOSAL NO. 3, AND IN THE DISCRETION OF THE PROXY WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

MOXIAN, INC.

VOTE BY INTERNET

www.islandstocktransfer.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 26, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Island Stock Transfer, 15500 Roosevelt Blvd., Suite 301, Clearwater FL 33760.

VOTE IN PERSON

If you are a registered shareholder and attend the meeting, you may revoke your proxy and vote your shares in person. You may also appoint an individual as proxy to vote your shares in person. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in this proxy card. Just write in the name of the person you would like to appoint in the blank space provided in this proxy card. The proxyholder should bring the properly executed proxy card and a valid ID to the meeting. If you hold your shares through a bank or broker and want to vote your shares in person at the meeting, please contact your bank or broker to obtain a legal proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommend voting FOR items 1, 2 and 3.

1.	Election of Directors	FOR	AGAINST	ABSTAIN

	Lin Kuan Liang	☐	☐	☐

	Hao Qing Hu	☐	☐	☐

	Liu Shu Juan	☐	☐	☐

	Choong Khuat Leok	☐	☐	☐

	Sun Cai Di	☐	☐	☐

	Lam Mun Tong	☐	☐	☐

Write In Candidate:

(Must include full name, address, and contact phone number to be valid and must be able perform the duties as required, must not be precluded from serving by applicable law or regulations or Nasdaq rules and must consent to serve)

Please indicate the number of shares you believe you hold here: ________________________

		FOR	AGAINST	ABSTAIN

2.	Ratification of the appointment of Friedman, LLP as independent registered public accounting firm for the fiscal year ending September 30, 2018	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3.	Consideration and approval of an advisory (non-binding) resolution regarding the compensation of our named executive officers	☐	☐	☐

NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date (mm/dd/yyyy) – Please write date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box. (Joint Owner)